FEBRUARY 27, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 27, 2026
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective March 31, 2026, under the heading “Investment Risks” in the above referenced SAI, an “X” is added next to “Cash Position Risk” for the “High Yield Fund” in the risk table.
(2)
Effective March 31, 2026, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers” in above referenced SAI, the information for Michael V. Barry is deleted in its entirety and the following information is added under the High Yield Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
High Yield Fund
Blake Huynh(5)
Other Registered Investment Companies	6	$157	0	$0
Other Pooled Investment Vehicles	8	$208	3	$98
Other Accounts	3	$13	0	$0
(6)
Information is as of October 31, 2025. Effective March 31, 2026, Mr. Huynh became the portfolio manager to the High Yield Fund.

(3)
Effective March 31, 2026, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers” in above referenced SAI, the information for Michael V. Barry is deleted in its entirety and the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Blake Huynh(5)	High Yield Fund	None
(7)
Information is as of October 31, 2025. Effective March 31, 2026, Mr. Huynh became the portfolio manager to the High Yield Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.